EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Nyer Medical Group, Inc. (the “Company”) on Form 10-K for the fiscal year ended June 30, 2009, as filed with the Securities and Exchange Commission (the “Report”), I, Mark A. Dumouchel, President and Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for the purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  September 28, 2009

/s/ Mark A. Dumouchel
Mark A. Dumouchel
President and Chief Executive Officer